FINANCIAL INSTRUMENTS (Details-Fair Value) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 USD ($)	Jun. 30, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Financial liabilities
Carrying amount	$ 9,996	¥ 72,500	¥ 74,000
Fair value	10,532	76,396	77,636
Loans and Borrowings [Member]
Financial liabilities
Carrying amount	9,996	72,500	74,000
Fair value	$ 10,532	¥ 76,396	¥ 77,636